                                                                    EXHIBIT 99.5


CASE NAME:        KEVCO COMPONENTS, INC.                           ACCRUAL BASIS

CASE NUMBER:      401-40790-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------


                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2001
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ JOSEPH P. TOMCZAK                                        TREASURER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                        Title

JOSEPH P. TOMCZAK                                          MAY 29, 2001
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------            -----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         MAY 29, 2001
---------------------------------------            -----------------------------
Printed Name of Preparer                                        Date

CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 1

CASE NUMBER:        401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                 SCHEDULED            MONTH              MONTH              MONTH
ASSETS                                            AMOUNT              FEB-01             MAR-01             APR-01
------                                           ---------            ------             ------             ------
1.    Unrestricted Cash                                 134                134              6,050               6,050
2.    Restricted Cash
3.    Total Cash                                        134                134              6,050               6,050
4.    Accounts Receivable (Net)
5.    Inventory
6.    Notes Receivable
7.    Prepaid Expenses
8.    Other (Attach List)                                 0                  0                  0                   0
9.    Total Current Assets                              134                134              6,050               6,050
10.   Property, Plant & Equipment
11.   Less: Accumulated Depreciation/Depletion
12.   Net Property, Plant & Equipment                     0                  0                  0                   0
13.   Due From Insiders
14.   Other Assets - Net of Amortization
      (Attach List)                                       0                  0                  0                   0
15.   Other (Attach List)                        27,217,768         27,217,768         27,217,768          27,217,768
16.   Total Assets                               27,217,902         27,217,902         27,223,818          27,223,818

POST PETITION LIABILITIES

17.   Accounts Payable
18.   Taxes Payable
19.   Notes Payable
20.   Professional Fees
21.   Secured Debt
22.   Other (Attach List)                                                    0                  0                   0
23.   Total Post Petition Liabilities                                        0                  0                   0

PRE PETITION LIABILITIES

24.   Secured Debt (FOOTNOTE)                    75,885,064         63,113,388         63,113,388          41,900,067
25.   Priority Debt
26.   Unsecured Debt
27.   Other (Attach List)                       157,389,954        157,389,954        157,396,888         157,396,888
28.   Total Pre Petition Liabilities            233,275,018        220,503,342        220,510,276         199,296,955
29.   Total Liabilities                         233,275,018        220,503,342        220,510,276         199,296,955

EQUITY

30.   Pre Petition Owners' Equity                                 (206,057,116)      (206,057,116)       (206,057,116)
31.   Post Petition Cumulative Profit Or
      (Loss)                                                                               (1,018)             (1,018)
32.   Direct Charges To Equity (Attach
      Explanation) (FOOTNOTE)                                       12,771,676         12,771,676          33,984,997
33.   Total Equity                                                (193,285,440)      (193,286,458)       (172,073,137)
34.   Total Liabilities and Equity                                  27,217,902         27,223,818          27,223,818

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO COMPONENTS, INC.                        SUPPLEMENT TO

CASE NUMBER:       401-40790-BJH-11                            ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED            MONTH              MONTH               MONTH
ASSETS                                                  AMOUNT             FEB-01             MAR-01              APR-01
------                                                ---------            ------             ------              ------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                     0                  0                   0                   0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14                0                  0                   0                   0

A.      Investment In Subsidiaries                     27,217,768         27,217,768          27,217,768          27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                           27,217,768         27,217,768          27,217,768          27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                    0                   0                   0

PRE PETITION LIABILITIES

A.      Intercompany Payables (FOOTNOTE)               28,889,954         28,889,954          28,896,888          28,896,888
B.      10 3/8% Senior Sub. Notes                     105,000,000        105,000,000         105,000,000         105,000,000
C.      Sr. Sub. Exchangeable Notes                    23,500,000         23,500,000          23,500,000          23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27        157,389,954        157,389,954         157,396,888         157,396,888

CASE NAME:              KEVCO COMPONENTS, INC.                 ACCRUAL BASIS - 2

CASE NUMBER:            401-40790-BJH-11

INCOME STATEMENT

                                                  MONTH             MONTH            MONTH           QUARTER
REVENUES                                          FEB-01            MAR-01           APR-01           TOTAL
--------                                          ------            ------           ------          -------
1.     Gross Revenues                                                                                     0
2.     Less: Returns & Discounts                                                                          0
3.     Net Revenue                                     0                 0                0               0

COST OF GOODS SOLD

4.     Material                                                                                           0
5.     Direct Labor                                                                                       0
6.     Direct Overhead                                                                                    0
7.     Total Cost Of Goods Sold                        0                 0                0               0
8.     Gross Profit                                    0                 0                0               0

OPERATING EXPENSES

9.     Officer / Insider Compensation                                                                     0
10.    Selling & Marketing                                                                                0
11.    General & Administrative                                        297                              297
12.    Rent & Lease                                                    500                              500
13.    Other (Attach List)                             0               221                0             221
14.    Total Operating Expenses                        0             1,018                0           1,018
15.    Income Before Non-Operating
       Income & Expense                                0            (1,018)               0          (1,018)

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)                                                                    0
17.    Non-Operating Expense (Att List)                                                                   0
18.    Interest Expense                                                                                   0
19.    Depreciation / Depletion                                                                           0
20.    Amortization                                                                                       0
21.    Other (Attach List)                                                                                0
22.    Net Other Income & Expenses                     0                 0                0               0

REORGANIZATION EXPENSES

23.    Professional Fees                                                                                  0
24.    U.S. Trustee Fees                                                                                  0
25.    Other (Attach List)                                                                                0
26.    Total Reorganization Expenses                   0                 0                0               0
27.    Income Tax                                                                                         0
28.    Net Profit (Loss)                               0            (1,018)               0          (1,018)

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                KEVCO COMPONENTS, INC.                 SUPPLEMENT TO

CASE NUMBER:              401-40790-BJH-11                     ACCRUAL BASIS - 2

INCOME STATEMENT

                                                     MONTH           MONTH            MONTH          QUARTER
OPERATING EXPENSES                                   FEB-01          MAR-01           APR-01          TOTAL
------------------                                   ------          ------           ------         -------

A.    Taxes                                                             221                             221
B.                                                                                                        0
C.                                                                                                        0
D.                                                                                                        0
E.                                                                                                        0

  TOTAL OTHER OPERATING EXPENSES - LINE 13                0             221                0            221

OTHER INCOME & EXPENSES

A.                                                                                                        0
B.                                                                                                        0
C.                                                                                                        0
D.                                                                                                        0
E.                                                                                                        0

    TOTAL NON-OPERATING INCOME - LINE 16                  0               0                0              0

A.                                                                                                        0
B.                                                                                                        0
C.                                                                                                        0
D.                                                                                                        0
E.                                                                                                        0

    TOTAL NON-OPERATING EXPENSE - LINE 17                 0               0                0              0

A.                                                                                                        0
B.                                                                                                        0
C.                                                                                                        0
D.                                                                                                        0
E.                                                                                                        0

        TOTAL OTHER EXPENSE - LINE 21                     0               0                0              0

CASE NAME:               KEVCO COMPONENTS, INC.                ACCRUAL BASIS - 3

CASE NUMBER:             401-40790-BJH-11

CASH RECEIPTS AND                              MONTH              MONTH              MONTH              QUARTER
DISBURSEMENTS                                  FEB-01             MAR-01             APR-01              TOTAL
-------------                                  ------             ------             ------             -------

1.    Cash - Beginning Of Month                             SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                              0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                            0
4.    Post Petition                                                                                           0
5.    Total Operating Receipts                      0                  0                  0                   0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                          0
7.    Sale of Assets                                                                                          0
8.    Other (Attach List)                                                                                     0
9.    Total Non-Operating Receipts                  0                  0                  0                   0
10.   Total Receipts                                0                  0                  0                   0
11.   Total Cash Available                          0                  0                  0                   0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                             0
13.   Payroll Taxes Paid                                                                                      0
14.   Sales, Use & Other Taxes Paid                                                                           0
15.   Secured / Rental / Leases                                                                               0
16.   Utilities                                                                                               0
17.   Insurance                                                                                               0
18.   Inventory Purchases                                                                                     0
19.   Vehicle Expenses                                                                                        0
20.   Travel                                                                                                  0
21.   Entertainment                                                                                           0
22.   Repairs & Maintenance                                                                                   0
23.   Supplies                                                                                                0
24.   Advertising                                                                                             0
25.   Other (Attach List)                                                                                     0
26.   Total Operating Disbursements                 0                  0                  0                   0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                       0
28.   U.S. Trustee Fees                                                                                       0
29.   Other (Attach List)                                                                                     0
30.   Total Reorganization Expenses                 0                  0                  0                   0
31.   Total Disbursements                           0                  0                  0                   0
32.   Net Cash Flow                                 0                  0                  0                   0
33.   Cash - End of Month                           0                  0                  0                   0


This form  x  does    does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO COMPONENTS, INC.         SUPPLEMENT TO ACCRUAL BASIS -3
                                                 APRIL, 2001
CASE NUMBER:      401-40790-BJH-11               CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP          MFG            MGMT      HOLDING    COMP     KEVCO INC      TOTAL
                                             -------          ---            ----      -------    ----     ---------      -----
 1    CASH-BEGINNING OF MONTH                    1,483        (95,242)    26,213,696     5,010    6,050        1,000    26,131,997

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                               121,372             --                                                      121,372
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                              61,354             --                                                       61,354
 4    POST PETITION                          7,225,297      4,705,194                                                   11,930,491

 5    TOTAL OPERATING RECEIPTS               7,408,023      4,705,194             --        --       --           --    12,113,217

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                             --                                                           --
 7    SALE OF ASSETS                            38,500      7,012,936                                                    7,051,436
 8    OTHER                                    171,186             --         87,708        --       --           --       258,894
       INTERCOMPANY TRANSFERS               (4,591,461)    (2,381,789)     6,973,250        --       --                         --
                SALE EXPENSE REIMBURSEMENT
                LIFE INSURANCE CASH VALUE      152,493
                RENT                            16,000
                TAX REFUND                       2,693
                MISC.                                                                                --
                INTEREST INCOME                                               87,708

 9    TOTAL NON OPERATING RECEIPTS          (4,381,775)     4,631,147      7,060,958        --       --           --     7,310,330

10    TOTAL RECEIPTS                         3,026,248      9,336,341      7,060,958        --       --           --    19,423,547

11    CASH AVAILABLE                         3,027,731      9,241,099     33,274,654     5,010    6,050        1,000    45,555,544

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              500,771        560,149        112,437                                     1,173,357
13    PAYROLL TAXES PAID                                           --        524,486                                       524,486
14    SALES, USE & OTHER TAXES PAID              9,429            770                                                       10,199
15    SECURED/RENTAL/LEASES                    496,959        130,335         71,718                                       699,012
16    UTILITIES                                100,185         88,360        211,235                                       399,780
17    INSURANCE                                  6,099             --        597,388                                       603,487
18    INVENTORY PURCHASES                    1,269,266      1,178,079                                                    2,447,345
19    VEHICLE EXPENSE                           64,627         10,109                                                       74,736
20    TRAVEL                                    21,689         12,853            643                                        35,185
21    ENTERTAINMENT                                 --            369                                                          369
22    REPAIRS & MAINTENANCE                      2,617         19,292          2,790                                        24,699
23    SUPPLIES                                   9,375         40,685                                                       50,060
24    ADVERTISING                                                  --             --                                            --
25    OTHER                                    546,714      7,266,715     15,367,241        --       --           --    23,180,670
                LOAN PAYMENTS                  324,609      7,012,936     15,000,000                                    22,337,545
                FREIGHT                         97,953        152,540                                                      250,493
                CONTRACT LABOR                     617          1,976         31,937                                        34,530
                401 K PAYMENTS                                     --        157,719                                       157,719
                PAYROLL TAX ADVANCE ADP                                                                                         --
                WAGE GARNISHMENTS                                                                                               --
                MISC.                          123,535         99,263        177,585                                       400,383

26    TOTAL OPERATING DISBURSEMENTS          3,027,731      9,307,716     16,887,938        --       --           --    29,223,385

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                            --        492,647                                       492,647
28    US TRUSTEE FEES                                              --                                                           --
29    OTHER                                                                                                                     --
30    TOTAL REORGANIZATION EXPENSE                  --             --        492,647        --       --           --       492,647

31    TOTAL DISBURSEMENTS                    3,027,731      9,307,716     17,380,585        --       --           --    29,716,032

32    NET CASH FLOW                             (1,483)        28,625    (10,319,627)       --       --           --   (10,292,485)

33    CASH- END OF MONTH                            --        (66,617)    15,894,069     5,010    6,050        1,000    15,839,512

CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 4

CASE NUMBER:        401-40790-BJH-11

                                                    SCHEDULED                MONTH                   MONTH               MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT                  FEB-01                  MAR-01              APR-01
-------------------------                           ---------                ------                  ------              ------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                              0                     0                       0                   0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                              0                     0                       0                   0

AGING OF POST PETITION
TAXES AND PAYABLES                 MONTH: APRIL-01
                                          --------

                                0 - 30              31 - 60           61 - 90           91 +
TAXES PAYABLE                    DAYS                 DAYS             DAYS             DAYS             TOTAL
-------------                   ------              -------           -------           ----             -----
1.   Federal                                                                                                 0
2.   State                                                                                                   0
3.   Local                                                                                                   0
4.   Other (Attach List)                                                                                     0
5.   Total Taxes Payable             0                    0                0               0                 0
6.   Accounts Payable                                                                                        0




STATUS OF POST PETITION TAXES      MONTH: APRIL-01
                                          --------

                                                                 AMOUNT
                                            BEGINNING TAX    WITHHELD AND/OR                         ENDING
FEDERAL                                      LIABILITY*          ACCRUED        (AMOUNT PAID)     TAX LIABILITY
-------                                     -------------    ---------------    -------------     -------------
1.   Withholding **                                                                                           0
2.   FICA - Employee **                                                                                       0
3.   FICA - Employer **                                                                                       0
4.   Unemployment                                                                                             0
5.   Income                                                                                                   0
6.   Other (Attach List)                                                                                      0

7.   Total Federal Taxes                                0                  0                0                 0

STATE AND LOCAL

8.   Withholding                                                                                              0
9.   Sales                                                                                                    0
10.  Excise                                                                                                   0
11.  Unemployment                                                                                             0
12.  Real Property                                                                                            0
13.  Personal Property                                                                                        0
14.  Other (Attach List)                                                                                      0
15.  Total State And Local                              0                  0                0                 0
16.  Total Taxes                                        0                  0                0                 0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:             KEVCO COMPONENTS, INC.                  ACCRUAL BASIS - 5

CASE NUMBER:           401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                         MONTH: APRIL-01
                                               ---------

BANK RECONCILIATIONS                             Account # 1       Account # 2
--------------------                             -----------       -----------
A.    BANK:                                   PNC Bank Delaware                           Other Accounts
B.    ACCOUNT NUMBER:                           56-0359-4656                              (Attach Sheet)            TOTAL
C.    PURPOSE (TYPE):                            DIP Account
1.    Balance Per Bank Statement                          6,050                                                     6,050
2.    Add: Total Deposits Not Credited                                                                                 --
3.    Subtract: Outstanding Checks                                                                                     --
4.    Other Reconciling Items                                                                                          --
5.    Month End Balance Per Books                         6,050             --                                      6,050
6.    Number of Last Check Written                         1015

INVESTMENT ACCOUNTS

                                                  DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                       PURCHASE         INSTRUMENT         PURCHASE PRICE        CURRENT VALUE
---------------------------                       --------         ----------         --------------        -------------

7.
8.
9.
10.   (Attach List)
11.   Total Investments                                                                            0                    0

CASH

12.   Currency On Hand                                                                                                  0
13.   Total Cash - End of Month                                                                                     6,050

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO COMPONENTS, INC.                     ACCRUAL BASIS - 6

CASE NUMBER:        401-40790-BJH-11                     MONTH:     April-01
                                                                ----------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                          TYPE OF          AMOUNT         TOTAL PAID
               NAME                       PAYMENT           PAID           TO DATE
               ----                       -------          ------         ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                                 0                  0

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                    TOTAL         TOTAL
                                        AUTHORIZING        AMOUNT        AMOUNT        PAID         INCURRED
               NAME                       PAYMENT         APPROVED        PAID        TO DATE       & UNPAID*
               ----                     -----------       --------       ------       -------       ---------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals                             0           0             0               0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                        SCHEDULED     AMOUNTS       TOTAL
                                         MONTHLY       PAID         UNPAID
                                         PAYMENTS     DURING         POST
            NAME OF CREDITOR               DUE         MONTH       PETITION
            ----------------            ---------     -------      --------
1.
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                      0           0             0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:             KEVCO COMPONENTS, INC.                  ACCRUAL BASIS - 7

CASE NUMBER:           401-40790-BJH-11

QUESTIONNAIRE

                                                                                                                  YES       NO
                                                                                                                  ---       --
1.    Have any Assets been sold or transferred outside the normal course of business this reporting period?                  X
2.    Have any funds been disbursed from any account other than a debtor in possession account?                              X
3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                X
4.    Have any payments been made on Pre Petition Liabilities this reporting period?                               X
5.    Have any Post Petition Loans been received by the debtor from any party?                                               X
6.    Are any Post Petition Payroll Taxes past due?                                                                          X
7.    Are any Post Petition State or Federal Income Taxes past due?                                                          X
8.    Are any Post Petition Real Estate Taxes past due?                                                                      X
9.    Are any other Post Petition Taxes past due?                                                                            X
10.   Are any amounts owed to Post Petition creditors delinquent?                                                            X
11.   Have any Pre Petition Taxes been paid during the reporting period?                                                     X
12.   Are any wage payments past due?                                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE 1, 24(B) AND (C)

INSURANCE

                                                                                                                  YES       NO
                                                                                                                  ---       --
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X
2.    Are all premium payments paid current?                                                                       X
3.    Please itemize policies below.

  If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

                                                                             PAYMENT AMOUNT
      TYPE OF POLICY             CARRIER              PERIOD COVERED           & FREQUENCY
      --------------             -------              --------------        ----------------
General Liability             Liberty Mutual          9/1/00-9/1/01         Annual  $313,520
Umbrella                      National Union          6/1/00-9/1/01         Annual  $103,349

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO COMPONENTS, INC.                  FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40790-BJH-11                           ACCRUAL BASIS

                                                      MONTH:      April-01
                                                                  --------

     ACCRUAL BASIS                   LINE
      FORM NUMBER                   NUMBER                            FOOTNOTE / EXPLANATION
      -----------                   ------                            ----------------------
           1                          24           (A) Pursuant to an Asset Purchase Agreement approved by the
           7                           4               Court on February 23, 2001 and effective as of the same
                                                       date among Kevco, Inc., Kevco Manufacturing, LP, Wingate
                                                       Management Co. II, LP and Adorn LLC, certain assets and
                                                       liabilities of Design Components, a division of Kevco
                                                       Manufacturing, LP (Case No. 401-40784-BJH-11), were
                                                       transferred to Adorn, LLC. At the effective date of
                                                       purchase, Buyer assumed certain executory contracts,
                                                       approximately $1.6 million of Kevco Manufacturing, LP's
                                                       unsecured pre-petition liabilities, $3.5 million of
                                                       accounts receivable, $5 million of inventory and $2.2
                                                       million (book value) of property and equipment. Payment
                                                       was made directly to Bank of America, the secured lender,
                                                       thereby reducing pre-petition secured debt.

                                                   (B) Pursuant to an Asset Purchase Agreement approved by the
                                                       Court on April 3, 2001 and effective as of the same date,
                                                       Universal Forest Products Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of Kevco Manufacturing,
                                                       L.P. Approximately $7 million in sales proceeds were paid
                                                       directly to Bank of America thereby reducing pre-petition
                                                       secured debt.

                                                   (C) Debtor paid $15 million from available cash during April to Bank of America to reduce pre-petition secured debt.

           1                          27A              Intercompany payables are to co-debtors Kevco Management Co.
                                                       (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case
                                                       No. 401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                                                       401-40784-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11),
                                                       Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc. (Case
                                                       No. 401-40786-BJH-11), and DCM Delaware, Inc. (Case No.
                                                       401-40787-BJH-11).

           1                          32               The direct charges to equity are due to the secured debt
                                                       reductions pursuant to sales of two of Kevco Manufacturing,
                                                       L.P.'s operating divisions (Design Components and Sunbelt Wood)
                                                       as well as a direct cash payment of $15 million (See Footnote 1,24).
                                                       The secured debt owed to Bank of America by Kevco, Inc. (Case No.
                                                       401-40783-BJH-11) has been guaranteed by all of its co-debtors
                                                       (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet. Kevco, Inc.'s report will reflect the cash portion of the transaction.

           3                           1               Pursuant to the February 12, 2001 Order (1) Authorizing Continued
                                                       Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                                       Existing Corporate Bank Accounts and Cash Management System; and (3)
                                                       Extending Time to Comply with 11 U.S.C. Section 345 Investment
                                                       Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of,
                                                       Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                                                       Accordingly, all cash receipts and disbursements flow through Kevco
                                                       Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3. Debtor does maintain a small petty cash account that is included in the cash supplement schedule.